EXHIBIT 10.2

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                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A


                      POOLING AND SERVICING AGREEMENT


                                   among


                  PROVIDENT EQUIPMENT LEASE TRUST 1998-A,
                                 as Issuer,


                                    and


                  PROVIDENT LEASE RECEIVABLES CORPORATION,
                               as Transferor,


                                    and


                      INFORMATION LEASING CORPORATION,
                                as Servicer


                       Dated as of September 1, 1998



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                             TABLE OF CONTENTS

                                                                         Page

                                 ARTICLE I
                                Definitions

SECTION 1.1.  Definitions....................................................1
SECTION 1.2.  Other Definitional Provisions..................................1

                                 ARTICLE II
                            Conveyance of Leases

SECTION 2.1.  Conveyance of Leases...........................................2

                                ARTICLE III
                                 The Leases

SECTION 3.1.  Representations and Warranties of Transferor...................3
SECTION 3.2.  Custody of Lease Files.........................................3
SECTION 3.3.  Duties of Servicer as Custodian................................4
SECTION 3.4.  Instructions; Authority To Act.................................4
SECTION 3.5.  Custodian's Indemnification....................................5
SECTION 3.6.  Effective Period and Termination...............................5

                                 ARTICLE IV
                   Administration and Servicing of Leases

SECTION 4.1.  Duties of Servicer.............................................5
SECTION 4.2.  Collection and Allocation of Lease Payments.................. .6
SECTION 4.3.  Administration of Leases.................................... ..6
SECTION 4.4.  Lease Amendments and Modifications.............................8
SECTION 4.5.  Non-Performing Leases........................................ .8
SECTION 4.6.  Costs of Servicing; Servicing Fee; Administrative Expenses.. ..9
SECTION 4.7.  Other Transactions......................................... ..10
SECTION 4.8.  Monthly Status Reports; Servicing Reports.................... 10
SECTION 4.9.  Annual Independent Public Accountant's Report............... .12
SECTION 4.10.  Access to Certain Documentation and Information
               Regarding Leases............................................ 12
SECTION 4.11.  Appointment of Subservicer...................................13

                                 ARTICLE V
               Servicer Advances and Transferor's Obligations

SECTION 5.1.  Servicer Advances.............................................13


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                                                                          Page


SECTION 5.2.  Transferor Repurchases; Other Payments........................13
SECTION 5.3.  Payment Advices...............................................15
SECTION 5.4.  Substitution..................................................15
SECTION 5.5.  Procedure for Substitution....................................16
SECTION 5.6.  Objection and Repurchase......................................17
SECTION 5.7.  Transferor's and Servicer's Subsequent Obligations............17

                                 ARTICLE VI
                       Distributions: Trust Accounts;
              Statements to Certificateholders and Noteholders

SECTION 6.1.  Establishment of Trust Accounts...............................18
SECTION 6.2.  Collections...................................................20
SECTION 6.3.  Distributions.................................................21
SECTION 6.4.  The Reserve Account and the Residual Account..................24

                           SECTION 6.5. Payaheads

SECTION 6.6.  Net Deposits..................................................26

                                ARTICLE VII
                                 Transferor

SECTION 7.1.  Representations of Transferor.................................26
SECTION 7.2.  Corporate Existence...........................................27
SECTION 7.3.  Liability of Transferor; Indemnities..........................28
SECTION 7.4.  Merger or Consolidation of, or Assumption of the Obligations
                   of, Transferor...........................................29
SECTION 7.5.  Limitation on Liability of Transferor and Others..............30
SECTION 7.6.  Transferor May Own Certificates or Notes......................30
SECTION 7.7.   Lessees......................................................30

                                ARTICLE VIII
                                  Servicer

SECTION 8.1.  Representations of Servicer...................................30
SECTION 8.2.  Indemnities of Servicer.......................................32
SECTION 8.3.  Merger or Consolidation of, or Assumption of the Obligations
               of, Servicer.................................................34
SECTION 8.4.  Limitation on Liability of Servicer and Others................34
SECTION 8.5.  ILC Not to Resign as Servicer.................................35
SECTION 8.6.  Servicer to Act as Manager....................................35

12312136.1 100298 1316C 98438757

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                                                                          Page



                                 ARTICLE IX
                                  Default

SECTION 9.1.  Servicer Events of Default....................................35
SECTION 9.2.  Termination...................................................37
SECTION 9.3.  Trustee to Act; Appointment of Successor......................38
SECTION 9.4.  Servicer to Cooperate.........................................39
SECTION 9.5.  Notification to Noteholders and Certificateholders............39
SECTION 9.6.  Waiver of Past Defaults.......................................39

                                 ARTICLE X
                                Termination

SECTION 10.1.  Optional Purchase of All Leases..............................40

                                 ARTICLE XI
                          Miscellaneous Provisions

SECTION 11.1.  Amendment....................................................40
SECTION 11.2.  Security for Obligations.....................................41
SECTION 11.3.  Further Assurances; Financing Statements.....................42
SECTION 11.5.  Notices......................................................42
SECTION 11.6.  Assignment...................................................42
SECTION 11.7.  Limitations on Rights of Others..............................43
SECTION 11.8.  Severability.................................................43
SECTION 11.9.  Separate Counterparts........................................43
SECTION 11.10.  Headings....................................................43
SECTION 11.11.  Governing Law...............................................43
SECTION 11.12.  Assignment to Indenture Trustee.............................43
SECTION 11.13.  Nonpetition Covenants.......................................43
SECTION 11.14.  Limitation of Liability of Trustee and Indenture Trustee....44

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                                    iii

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                           SCHEDULES AND EXHIBITS


SCHEDULE 1        Leases

EXHIBIT A                  Form of Servicer's Certificate

         POOLING AND SERVICING AGREEMENT dated as of September 1, 1998 among PROVIDENT EQUIPMENT LEASE TRUST 1998-A (the "Issuer"), PROVIDENT LEASE RECEIVABLES CORPORATION, a Delaware corporation (the "Transferor"), and INFORMATION LEASING CORPORATION, an Ohio corporation (the "Servicer").


                                  RECITALS


         WHEREAS, Transferor desires to transfer all right, title and interest of Transferor in, to and under the Leases purchased by Transferor pursuant to the Contribution Agreement, dated as of the date hereof, between Information Leasing Corporation ("ILC") and Transferor.

         WHEREAS, Issuer is willing to accept the transfer of such Leases from Transferor; and

         WHEREAS, ILC is willing to service such Leases.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                 ARTICLE I
                                Definitions


         SECTION 1.1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix X to the Indenture, dated as of the date hereof, between Provident Equipment Lease Trust 1998-A and Norwest Bank Minnesota, National Association, as amended, supplemented or otherwise modified from time to time (the "Indenture").

     SECTION 1.2. Other Definitional Provisions. The other interpretive provisions specified in Appendix X to the Indenture shall apply to this Agreement.




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                                 ARTICLE II
                            Conveyance of Leases


         SECTION 2.1. Conveyance of Leases. In consideration of Issuer's delivery to or upon the order of Transferor on the Closing Date of the Notes and the Certificates and the other amounts to be distributed from time to time to Transferor in accordance with this Agreement, Transferor does hereby transfer, assign, set over and otherwise convey to Issuer, without recourse (subject to the obligations herein), all of its right, title and interest in, to and under the following (collectively, the "Transferred Assets"):

                  (a) the Leases listed in Schedule 1, as such Schedule 1 is amended or supplemented from time to time, including all instruments, documents, books and other records relating thereto,

                  (b) all Lease Payments, Casualty Payments, Termination Payments and other amounts not collected with respect thereto on or prior to the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease) and all Payaheads relating to payments on the Leases due or becoming due after the Cut-Off Date, and all Substitute Leases and all Lease Payments, Casualty Payments, Termination Payments and other amounts not collected prior to the effective date of their respective substitution (other than any prepayments of rent required by the terms of any Substitute Lease at or before the commencement of the Substitute Lease) and all Payaheads relating to payments on the Substitute Leases due or becoming due after the effective date of their respective substitution,

                  (c) all rights of Transferor to or under any guarantees of or collateral (including all rights of Transferor in any security deposits) for the Lessee's obligations under any Lease and all UCC financing statements relating to such collateral,

                  (d) all interests of Transferor in the Equipment at any time subject to any Lease, including any security interest of Transferor in the Equipment,

                  (e) any proceeds with respect to the Leases from claims on insurance policies covering the Equipment or Lessees,

                  (f) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys,




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                  (g) all rights of Transferor under the Contribution
         Agreement, including the right of Transferor to cause ILC to repurchase Leases from Transferor under the circumstances described therein, and

                  (h) all proceeds of the foregoing, whether by voluntary or involuntary conversion thereof.


                                ARTICLE III
                                 The Leases


         SECTION 3.1. Representations and Warranties of Transferor. Transferor makes the following representations and warranties as to the Leases on which Issuer is deemed to have relied in acquiring the Leases. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Leases, and as of the applicable effective date of any substitution, in the case of the Substitute Leases, but shall survive the transfer and assignment of the Leases to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

         (a) Title. No Lease has been transferred, assigned or pledged by Transferor to any Person other than Issuer. Immediately prior to the transfer and assignment herein contemplated, Transferor had good title to each Lease, free and clear of all Liens and, immediately upon the transfer thereof, Issuer shall have good title to each Lease, free and clear of all Liens; and the transfer and assignment of the Leases to Issuer has been perfected under the UCC.

         (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Issuer a first priority perfected ownership interest in the Leases, and to give Indenture Trustee a first priority perfected security interest therein, have been made.

         SECTION 3.2. Custody of Lease Files. To assure uniform quality in servicing the Leases and to reduce administrative costs, Issuer hereby revocably appoints Servicer, and Servicer hereby accepts such appointment, to act for the benefit of Issuer and Indenture Trustee as custodian of the following documents or instruments (collectively, the "Lease Files"), which are hereby constructively delivered to Indenture Trustee, as pledgee of Issuer (or, in the case of the Substitute Leases, will as of the applicable effective date of any substitution be constructively delivered to Indenture Trustee, as pledgee of Issuer) with respect to each Lease:

                  (a) the original fully executed copy of the Lease;




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                  (b) a record or facsimile of the original credit
         application fully executed by the Lessee;

                  (c) the original certificate of title or file stamped copy of the UCC financing statement or such other documents that Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of ILC in the Equipment; and

                  (d) any and all other documents that Servicer or Transferor shall keep on file, in accordance with its customary procedures, relating to a Lease, a Lessee or any of the Equipment.

         SECTION 3.3.  Duties of Servicer as Custodian.

         (a) Safekeeping. Servicer shall hold the Lease Files for the benefit of Issuer and Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Lease File as shall enable Issuer to comply with this Agreement. In performing its duties as custodian, Servicer shall act in accordance with the Servicing Standard set forth in Section 4.1. Servicer shall conduct, or cause to be conducted, periodic audits of the Lease Files and the related accounts, records and computer systems, in such a manner as shall enable Issuer or Indenture Trustee to verify the accuracy of Servicer's record keeping. Servicer shall promptly report to Issuer and Indenture Trustee any failure on its part to hold the Lease Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by Issuer, Trustee or Indenture Trustee of the Lease Files.

         (b) Maintenance of and Access to Records. Servicer shall maintain each Lease File at its office in Cincinnati, Ohio, or at such other office as shall be specified to Issuer and Indenture Trustee by written notice not later than 60 days after any change in location. Servicer shall make available for inspection by Transferor, Issuer and Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Lease Files and the related accounts, records and computer systems maintained by Servicer at such times during normal business hours as Transferor, Issuer or Indenture Trustee shall instruct. Servicer on behalf of Noteholders shall mark conspicuously its master data processing records evidencing each Lease with a legend, acceptable to Indenture Trustee, evidencing that all right, title and interest in the Leases has been granted to Indenture Trustee as provided in the Indenture.

         SECTION 3.4. Instructions; Authority To Act. Servicer shall be deemed to have received proper instructions with respect to the Lease Files upon its receipt of written instructions signed by a Trust Officer of Indenture Trustee.



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         SECTION 3.5. Custodian's Indemnification. Servicer as custodian shall indemnify the Trust, Trustee and Indenture Trustee (and each of their officers, directors, employees and agents) for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, Trustee or Indenture Trustee (or any of their officers, directors and agents) as the result of any improper act or omission in any way relating to the maintenance and custody by Servicer as custodian of the Lease Files; provided, that Servicer shall not be liable: (a) to Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or gross negligence of Trustee and (b) to Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of Indenture Trustee.

         SECTION 3.6. Effective Period and Termination. Servicer's appointment as custodian shall become effective as of the Cut-Off Date and shall continue in full force and effect until terminated pursuant to this Section. If any Servicer shall resign as Servicer in accordance with this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 9.1, the appointment of such Servicer as custodian may be terminated by (a) Indenture Trustee, (b) Noteholders of Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes, (d) Trustee or (e) Certificateholders evidencing not less than 25% of the Certificate Balance, in the same manner as Indenture Trustee or such Holders may terminate the rights and obligations of Servicer under
Section 9.1. As soon as practicable after any termination of such appointment, Servicer shall deliver the Lease Files to Indenture Trustee or Indenture Trustee's agent at such place(s) as Indenture Trustee may reasonably designate.


                                 ARTICLE IV
                   Administration and Servicing of Leases


         SECTION 4.1. Duties of Servicer. Servicer, for the benefit of Issuer, and (to the extent provided herein and in the Indenture) Indenture Trustee, shall manage, service, administer and make collections on the Leases from time to time, all in accordance with (i) customary and prudent servicing procedures for leases of a similar type, (ii) all applicable laws, rules and regulations, and (iii) without limitation as to its obligations under the preceding clauses (i) and (ii), no less a standard of care than that which it applies to leases and equipment of a similar type it services for its own account (collectively, the "Servicing Standard"). Servicer's duties shall include collection and posting of all payments, responding to inquiries of Lessees on such Leases, investigating delinquencies, sending invoices to Lessees, reporting tax information to Lessees, accounting for collections and furnishing monthly and annual statements to Trustee and Indenture Trustee with respect to distributions. Subject to



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any contrary terms of this Agreement, Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, Servicer is authorized and empowered to execute and deliver, on behalf of itself, Issuer, Trustee, Indenture Trustee, Certificateholders, Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Lease or the Equipment securing such Lease. If Servicer shall commence a legal proceeding to enforce a Lease, Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Lease to Servicer. If in any enforcement suit or legal proceeding it shall be held that Servicer may not enforce a Lease on the ground that it shall not be a real party in interest or a holder entitled to enforce such Lease, Trustee shall, at Servicer's expense and direction, take steps to enforce such Lease, including bringing suit in its name or the name of Issuer, Indenture Trustee, Certificateholders or Noteholders. Trustee or Indenture Trustee shall, upon the written request of Servicer, furnish Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.2. Collection and Allocation of Lease Payments. Servicer shall provide the Lessees with appropriate invoices and such other notices as may be required to ensure that all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease are remitted by the Lessees to the address specified by Servicer. Servicer shall deposit such payments to the Collection Account on the Required Deposit Date. Any other amount received by Servicer from time to time from Transferor, any Lessee or any other Person which is or is intended to be subject to the Lien of the Indenture shall be held in trust by Servicer, as agent for Indenture Trustee and promptly turned over to Indenture Trustee or deposited into the Collection Account for application in accordance with the provisions of this Agreement.

         SECTION 4.3. Administration of Leases. (a) Servicer shall do, and shall have full power and authority to do, subject only to the specific requirements and prohibitions of this Agreement, any and all things in connection with the servicing and administration of the Leases and the interests in the Equipment which are consistent with the Servicing Standard, but in performing its duties hereunder, Servicer will act on behalf and for the benefit of Issuer (and to the extent provided herein) Indenture Trustee, subject at all times to the provisions of the Indenture, without regard to any relationship which Servicer or any Affiliate of Servicer may otherwise have with a Lessee. Servicer shall at all times act in accordance with the provisions of each Lease, and shall observe and comply with all requirements of law applicable to it. Except as permitted by the terms of any Lease following a default thereunder, Servicer shall not take any action which would result in the interference with Lessee's right to quiet enjoyment of the Equipment subject to the Lease during the term thereof. Servicer shall exercise with respect to each item of Equipment all



                                     6

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rights and remedies it, Issuer or Indenture Trustee shall have against any vendor of the Equipment, subject to the provisions of any Lease, and shall deposit all amounts realized from such actions into the Collection Account.

         (b) Without limiting the generality of the foregoing, Servicer agrees to, in accordance with the Servicing Standard, (i) invoice each Lessee monthly (except quarterly, semi-annually or annually in the case of Leases which provide for quarterly, semi-annual or annual Lease Payments, respectively) for all Lease Payments required to be paid by such Lessee,
(ii) maintain with respect to each Lease and each item of Equipment, and with respect to each payment by each Lessee and compliance by each Lessee with the provisions of each Lease, complete and accurate records in the form and to the extent as required by the Servicing Standard (which records shall be at least as complete and accurate as those maintained by Servicer as of the date of this Agreement), and (iii) from time to time execute, deliver and file (or cause the same to be done), and Servicer is hereby authorized and empowered to execute, deliver, and file on behalf of Issuer and Indenture Trustee, any and all tax returns with respect to sales, use, personal property and other taxes (other than corporate income tax returns) and any and all reports or licensing applications required to be filed in any jurisdiction with respect to any Lease or any item of Equipment and any and all required Financing Statements and assignments of Financing Statements and such additional Financing Statements and continuation statements with respect thereto as may from time to time be necessary because of Lease substitutions, equipment replacements in accordance with the provisions of any Lease or otherwise so that the ownership interest of Issuer granted hereunder and the security interest contemplated by the Indenture in favor of Indenture Trustee in each of the Leases, at all times will be perfected by such filings with the appropriate UCC filing offices. Transferor and Servicer agree to file Financing Statements on Form UCC-1 (or any similar form) to perfect the ownership interest of Issuer granted hereunder and the security interest of Indenture Trustee in the Leases and the Lease Payments, and to the extent provided herein, the Equipment.

         (c) Servicer will maintain, or cause to be maintained, with respect to the Leases and the Equipment liability insurance in amounts at least as great as those described in Section 3.4(f) of the Contribution Agreement. Each such casualty and liability policy (i) if maintained by Servicer, shall name Issuer and Indenture Trustee as loss payees or additional insureds and (ii) if maintained by Lessee, shall name Servicer or Indenture Trustee as loss payee and additional insured; provided that Servicer shall cause all such policies to name Indenture Trustee and Issuer as loss payees and additional insureds if (A) ILC is no longer Servicer,
(B) an Event of Default shall have occurred and be continuing or (C) a Servicer Event of Default shall have occurred and be continuing.

         (d) On or prior to the Closing Date, Servicer will file the Financing Statements and assignments of Financing Statements in accordance with the Filing


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Requirements and thereafter will file such additional Financing Statements and continuation statements and assignments with respect to the Leases as may be necessary because of equipment replacements in accordance with the provisions of any Lease, because of Lease substitutions pursuant to Section 5.4, or otherwise so that (i) the ownership interest contemplated by this Agreement in favor of Issuer and the security interest contemplated by the Indenture in favor of Indenture Trustee in each of the Leases will be perfected by such filings with the appropriate UCC filing offices and (ii) the security interest contemplated by the Indenture in favor of Indenture Trustee in Equipment subject to Leases having an original cost of Equipment of at least 75% of the original cost of Equipment of the Leases as of June 1 and December 1 of each year following the Closing Date and Equipment relating to not less than 75% of the Booked Residual Value of such Equipment as of June 1 and December 1 of each year following the Closing Date will be perfected by such filings with the appropriate UCC filing offices.

         (e) Servicer shall pay the Third Party Amounts, if any, owing to any Person in a timely fashion.

         SECTION 4.4. Lease Amendments and Modifications. In performing its obligations hereunder, Servicer may, acting in the name of Issuer and without the necessity of obtaining the prior consent of Issuer, Indenture Trustee, Trustee or any Noteholder or Certificateholder, enter into and grant modifications, waivers and amendments to the terms of any Lease except for modifications, waivers or amendments that (a) are inconsistent with the Servicing Standard, (b) would reduce the amount or extend the time for payment of any Lease Payment, Casualty Payment or Termination Payment to be made under a Lease (other than to permit termination of a Lease which does not otherwise provide for termination by requiring the payment, in lieu of all future Lease Payments with respect to the Lease or Equipment subject thereto, an amount which equals or exceeds the Lease Repurchase Amount for such Lease as of such date) or Lessee's absolute and unconditional obligation to make payment of the same, (c) would reduce or adversely affect Lessee's obligation to maintain, service, insure and care for the Equipment or would permit the alteration of any item of Equipment in any way which could adversely affect its present or future value or (d) otherwise, individually or in connection with all other adjustments and modifications made pursuant to this sentence, could adversely affect the interests of any of Issuer, Seller, Indenture Trustee, Trustee, Noteholders or Certificateholders. Notwithstanding the foregoing, Servicer may, without obtaining the prior written consent of Issuer, Indenture Trustee, Trustee or any Noteholder or Certificateholder, enter into and grant modifications, waivers or amendments in addition to those referred to in the preceding sentence if such Lease is repurchased in accordance with Section 5.2.

     SECTION 4.5. Non-Performing Leases. (a) Upon receipt of notice from Issuer, Indenture Trustee or Trustee or any other Person, or if Servicer otherwise



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determines that any Lease is a Non-Performing Lease, Servicer will take such action as is appropriate and as is consistent with the Servicing Standard, including such action as may be necessary to cause, or attempt to cause, Lessee thereunder to cure such non-performance (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default.

         (b) Servicer will use its best efforts to sell or lease any Equipment upon the expiration or early termination of a Lease or that is subject to a Non-Performing Lease in a timely manner and upon the most favorable terms and conditions available at the time.

         (c) If Servicer is required to sell or lease any item of Equipment pursuant to the provisions of this Section 4.5 at a time when Servicer has other similar items of equipment available to it, Servicer will not favor any such other item in its remarketing efforts.

         (d) All amounts realized by Servicer in the performance of its duties hereunder with respect to any Lease or Equipment remaining subject to the Lien of the Indenture (net of Servicer's actual out-of-pocket expenses reasonably incurred in such realization) shall be held in trust by Servicer, for the benefit of Issuer and Indenture Trustee and deposited into the Collection Account for application in accordance with the provisions of the Indenture; provided that, if (i) Servicer has made any Servicer Advances pursuant to Section 5.1 with respect to any Lease which thereafter became a Non-Performing Lease, and (ii) Servicer has not otherwise been fully reimbursed for such Servicer Advances, Servicer shall reimburse itself for such Servicer Advances from any amounts recovered with respect to such Non-Performing Lease before depositing any such amounts into the Collection Account.

         SECTION 4.6. Costs of Servicing; Servicing Fee; Administrative Expenses. (a) All costs of servicing each Lease in the manner required by this Article IV shall be borne by Servicer, but Servicer shall be entitled to retain, out of any amounts actually recovered by Servicer in the performance of its obligations under Section 4.5 with respect to any Lease or the interests in the Equipment subject thereto, Servicer's actual out-of-pocket expenses reasonably incurred in the course of such performance with respect to such Lease or the interests in the Equipment. (For all purposes of this Article IV Servicer's "out-of-pocket expenses" means only those expenses incurred to third parties (e.g., reasonable fees of outside counsel in a collection suit) and not salaries, operating costs, overtime wages and other such "overhead" costs or expenses of Servicer.) In addition, Servicer shall be entitled to receive from Issuer on each Payment Date following the Closing Date a servicing fee (the "Servicing Fee") in the amount described in paragraph (b) and the Supplemental Servicing Fee described in paragraph (d).


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         (b) The amount of the Servicing Fee which Servicer shall be entitled to receive on each Payment Date following the Closing Date shall accrue from Payment Date to Payment Date (or, in the case of the initial Payment Date, from the Closing Date to the initial Payment Date) at the rate of 0.75% per annum (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on a balance equal to the lesser of (i) the sum of the aggregate Outstanding Principal Amount of the Notes and the Certificate Balance, each calculated as of the preceding Payment Date, after giving effect to all payments made on such Payment Date, and (ii) the Discounted Present Value of the Performing Leases calculated as of the related Determination Date.

         (c) Servicer agrees to pay, out of the Servicing Fee, the Management Fee, all Indenture Trustee's and Trustee's fees and expenses in connection with the Notes and the Certificates (including the expenses relating to the preparation and delivery of reports to Noteholders and Certificateholders), all fees of accountants in connection with the Notes and the Certificates and all documented expenses and allocated cost of personnel reasonably incurred by Indenture Trustee in connection with a transfer of servicing from Servicer to Indenture Trustee, as successor Servicer.

         (d) Servicer shall be permitted to collect and retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges (the "Supplemental Servicing Fee") allowed by applicable law with respect to the Leases.

         SECTION 4.7. Other Transactions. Nothing in this Agreement shall preclude Transferor or Servicer from entering into other leases or other financial transactions with any Lessee or selling or discounting any such lease with any Person.

         SECTION 4.8. Monthly Status Reports; Servicing Reports. (a) Within five Business Days following each Payment Date, Servicer will send to Indenture Trustee (copies of which Indenture Trustee shall send to each Rating Agency and to each Noteholder and Certificateholder as provided in
Section 3.4 of the Indenture a written report, signed by one of Servicer's financial officers, (i) identifying each Lease with respect to which any Lease Payment was determined to be 30 or more days overdue as of the end of the immediately preceding Due Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by Servicer with respect to such Lease pursuant to Section 4.1 since Servicer's previous monthly report (or, in the case of the first such report, since the Cut-Off Date),
(ii) identifying each Lease with respect to which any Lease Payment was determined to be 60 or more days overdue as of the end of the immediately preceding Due Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by Servicer with respect to such Lease pursuant to Section 4.1 since Servicer's previous monthly report (or, in the case of the first such report, since the

Cut-Off Date), (iii) identifying each Lease with respect to which any Lease Payment was determined to be 90 or more days overdue as of the end of the immediately preceding Due Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by Servicer with respect to such Lease pursuant to Section 4.1 since Servicer's previous monthly report (or, in the case of the first such report, since the Cut-Off Date),
(iv) identifying each Lease which became a Non-Performing Lease as of the preceding Determination Date and specifying the Discounted Present Value of such Lease as of such Determination Date (or, in the case of the first such report, subsequent to the Cut-Off Date) and the aggregate Discounted Present Value of all such Non-Performing Leases, (v) indicating the aggregate amount recovered by Servicer subsequent to the preceding Payment Date (or, in the case of the first Payment Date, subsequent to the Cut-Off
Date) and on or prior to such Payment Date with respect to Lease Payments made on Leases referred to in clauses (i) and (ii) and Non-Performing Lease Payments previously made by Transferor and Servicer (and the specific amounts (net of expenses) so recovered with respect to any Non-Performing Lease) and (vi) indicating the Residual Realizations, the Available Residual Amount and the Utilized Residual Amount as of the related Determination Date.

         (b) On the Business Day following the Determination Date, Servicer shall deliver to Indenture Trustee a certificate signed by an officer of Servicer (a "Servicing Report") stating the date and in the form of Exhibit A.

         (c) The Servicing Report shall include, among other items, the total amount of all Lease Payments, Casualty Payments, Termination Payments, Non-Performing Lease Payments and Other Lease Payments received by Servicer and deposited in the Collection Account prior to such Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date). Such report shall indicate the amount of all Lease Payments received by Servicer and deposited in the Collection Account which are for any Due Period other than the Due Period for such Determination Date. Such report shall also indicate (i) the aggregate amount paid by Servicer on or subsequent to the most recent Determination Date with respect to Non-Performing Leases pursuant to
Section 4.1, and (ii) the aggregate amount reimbursed to Servicer prior to the most recent Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date) for actual cash payments made by Servicer with respect to Non-Performing Leases pursuant to Section 4.1. Such report shall also include a calculation of each of the Three- Month Servicer Realization Percentage, the Three-Month Delinquency Percentage, the Three-Month Default Percentage and the Cumulative Net Loss Ratio, in each case, for the related Due Period, and, if a Residual Event is then in effect, the amount to be deposited into the Residual Account. Servicer hereby represents and warrants that such calculations will be correct and accurate, and Servicer shall be fully responsible for, and shall reimburse and indemnify each Indemnified Party for, any loss resulting from such Indemnified Party's reliance on any such calculations which are not correct.

         (d) If Servicer intends to withdraw any funds from the Collection Account in accordance with Section 6.2(b) of this Agreement after the Payment Date relating to the Determination Date for which a Servicing Report is submitted, Servicer shall submit with such report a certificate
(i) setting forth the amounts to be withdrawn (on an item-by-item basis),
(ii) stating that none of such amounts are all or part of any Lease Payment, Non-Performing Lease Payment, Casualty Payment or Termination Payment, and (iii) identifying the lease or leases to which such amounts relate.

         (e) On or prior to June 30, 1999, Servicer shall certify in writing to Indenture Trustee that computer and other systems used in servicing the Leases have been or will be modified to operate in a manner such that on and after January 1, 2000, (i) the Servicer can service the Leases in accordance with the terms of this Agreement and (ii) Servicer can operate its business in a comparable manner as it is operating on the date hereof.

         SECTION 4.9. Annual Independent Public Accountant's Report. The Servicer shall cause Ernst & Young or another firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer, to deliver to Indenture Trustee, Trustee and each Rating Agency on or before April 30 of each year concerning the 12-month period ended December 31 of the preceding year (or such other first period since the date of this Agreement, beginning April 30, 1999, a report to the effect that such firm has examined the assertion of Servicer's management as to its compliance with the servicing requirements set forth in this Agreement with respect to such 12-month (or other) period and that (1) such examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and (2) except as described in the report, management's assertion is fairly stated in all material respects. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 4.10. Access to Certain Documentation and Information Regarding Leases. Servicer shall provide to Trustee and Indenture Trustee access to the Lease Files in such cases where Trustee or Indenture Trustee shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Servicer. Nothing in this Section shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Lessees, and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 4.11. Appointment of Subservicer. Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, that the Rating Agency Condition shall have been satisfied in connection therewith; and provided further, that Servicer shall remain obligated and be liable to Issuer, Trustee, Indenture Trustee Certificateholders and Noteholders for the servicing and administering of the Leases in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if Servicer alone were servicing and administering the Leases. The fees and expenses of the subservicer shall be as agreed between Servicer and its subservicer from time to time and none of Issuer, Trustee, Indenture Trustee, Certificateholders or Noteholders shall have any responsibility therefor.


                                 ARTICLE V
               Servicer Advances and Transferor's Obligations


         SECTION 5.1. Servicer Advances. On each Determination Date, Servicer (x) if ILC or one of its Affiliates, shall be required, and (y) if any other Person, shall have the option, to advance and remit to Indenture Trustee, in such manner as will ensure that Indenture Trustee will have immediately available funds on account thereof by 11:00 a.m. New York City time on the second Business Day prior to the next succeeding Payment Date, an amount (a "Servicer Advance") equal to any Lease Payment due during the prior Due Period but unpaid on or prior to the Record Date for such Due Period with respect to any Lease; provided that Servicer shall not be required to make any Servicer Advance if it determines that such Servicer Advance may not be recoverable by it from recoveries on the applicable Leases. In consideration of each Servicer Advance, Servicer will be entitled to retain any late payment fees and proceeds from the sale or lease of the Equipment recovered from Lessee with respect to any Lease Payment covered by a Servicer Advance. In addition, Servicer will be reimbursed for Servicer Advances from funds in the Collection Account in accordance with Section 6.3 on the second Payment Date following the Determination Date on which Servicer made such Servicer Advance.

         SECTION 5.2. Transferor Repurchases; Other Payments. (a) If (i) any of the representations or warranties made by Transferor in Section 3.1 or 7.1 of this Agreement or ILC's representations and warranties made pursuant to Section 3.4 of the Contribution Agreement with respect to any of the Leases or the Equipment subject thereto proves at any time to have been inaccurate in any material respect as of the Closing Date or related transfer date, as the case may be, (ii) any adjustment or modification is made to any Lease pursuant to the second sentence of
Section 4.4 or (iii) any Lease shall be terminated in whole or in part by a Lessee, or any amounts due with respect to any Lease shall be reduced or impaired, as a result of any action or inaction by Transferor or any claim by any Lessee against Transferor and, in the case of clauses (i) and (iii), the event or condition causing such inaccuracy, termination, reduction, impairment or claim shall not have been cured or corrected within 30 days after the earlier of the date on which Transferor is given notice thereof by Issuer or Indenture Trustee or the date on which Transferor otherwise first has notice thereof, then Transferor will repurchase such Lease and the Equipment subject thereto by paying to Indenture Trustee, not later than the third Business Day after the Determination Date (A) next following the expiration of such 30-day period with respect to the events referenced in clause (i) or (iii), and (B) next following the date of such event with respect to events referenced in clause (ii), an amount equal to the Lease Repurchase Amount, and simultaneously with such repurchase, Transferor shall reimburse Servicer for all Servicer Advances made by Servicer pursuant to Section 5.1 with respect to such Lease; provided, that the obligation of Transferor to repurchase any Lease solely as a result of a breach of ILC's representations and warranties pursuant to Section 3.4 of the Contribution Agreement is subject to the receipt by Transferor of the Lease Repurchase Amount from ILC; provided further, that if Transferor is required to repurchase any Lease under clause (i) or (ii), Transferor may instead substitute a Substitute Lease if such substitution is permitted under Section 5.4. Without limiting the generality of the foregoing, it is agreed and understood that for purposes of this Section 5.2, any inaccuracy in any representation or warranty with respect to (i) the priority of the Lien of the Indenture with respect to any Lease or (ii) the amount (if less than represented) of the Lease Payments, Casualty Payments or Termination Payment under any Lease shall be deemed to be material.

         (b) By the Closing Date, Transferor agrees to obtain and provide to Indenture Trustee UCC searches against it and ILC from the central and county filing offices in Ohio confirming the absence of any UCC filings against either Transferor or ILC with respect to the Leases (including the right to receive all payments due or to become due thereunder) and the Equipment, other than those naming Transferor as the purchaser of the Leases or Indenture Trustee as secured party. If any searches delivered pursuant to this Section 5.2(b) disclose UCC filings (which are not in the process of being released pursuant to releases delivered on the Closing
Date) against ILC or Transferor with respect to Leases of Equipment the original cost of which (i) is greater than 2% but less than 5% of the original cost of Equipment under all the Leases, then Transferor shall cause searches to be made in additional states within 30 days following such disclosure so that the original cost of Equipment under Leases in states where searches have been performed exceeds 75% of the aggregate original cost of Equipment under all Leases and 75% of the Booked Residual Value of Equipment or (ii) is equal to or greater than 5% of the original cost of Equipment under all the Leases then Transferor shall cause searches to be made in additional states within 30 days following such disclosure so that the original cost of Equipment under Leases in states where such searches have been performed equals 100% of the aggregate original cost of Equipment under all Leases. Without limiting the provisions of Section 5.2(a) or this Section 5.2(b), if Transferor fails to provide any such searches required by the preceding sentences of this Section 5.2(b) within the required time period or any search reveals the existence of any conflicting Liens (which are not removed within 30 days of receipt of such search), Transferor shall be required to repurchase not later than the third Business Day after the Determination Date following the expiration of the time period during which such search was to be obtained or such Lien released, as the case may be, any Lease or Equipment in any such state for which such searches are not provided or with respect to which conflicting Liens are found to exist at the Lease Repurchase Amount for such Lease.

         (c) Transferor's obligations under this Section 5.2 are the full recourse obligations of Transferor and shall in no way be limited or discharged by the application of any funds constituting part of the Trust Estate.

         (d) With respect to all Leases repurchased by Transferor pursuant to this Agreement, Issuer shall transfer, assign, set over and otherwise convey to Transferor, without recourse, representation or warranty, all of Issuer's right, title and interest in, to and under such Leases, and all security and documents relating thereto.

         SECTION 5.3. Payment Advices. Each payment by Transferor or Servicer to Indenture Trustee pursuant to any of the provisions of this Agreement shall be accompanied by written advice containing sufficient information to identify the Section of this Agreement pursuant to which such payment is made, and the proper application pursuant to the provisions of the Indenture of the amounts being paid.

         SECTION 5.4. Substitution. (a) Subject to the satisfaction of the requirements set forth in paragraph (b) and in lieu of repurchasing any Lease if required pursuant to clause (i) or (ii) of Section 5.2, Transferor will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for such Lease (for purposes of this Section 5.4, a "Predecessor Lease") and the Equipment subject thereto if:

                  (i) such Predecessor Lease became a Warranty Lease or was adjusted pursuant to the second sentence of Section 4.4 during the immediately preceding Due Period; and

                  (ii) the aggregate Discounted Present Value of the Predecessor Leases shall not exceed 10% of the Discounted Present Value of the Leases on the Cut-off Date.

         (b) Each transfer of Substitute Leases will be subject to the satisfaction of the following conditions precedent:

                  (i) after giving effect to such substitutions, the aggregate Booked Residual Value of such Leases must be not less than 90% of the Booked Residual Value of the Leases substituted since the Closing Date;

                  (ii) either the final payment on such Substitute Lease must be on or prior to April, 2005 Payment Date or, if the final payment on such Lease is due subsequent to April, 2005 Payment Date, only scheduled payments due on or prior to such date may be included in the Discounted Present Value of such Lease for the purpose of making any calculation under this Agreement and the other Basic Documents;

                  (iii) after giving effect to such substitutions, the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases) will not be more than 5% less than the aggregate scheduled Lease Payments of the Leases prior to such substitution; and

                  (iv) after giving effect to such substitutions, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such substitution.

         (c) Each substitution pursuant to this Section 5.4 shall include the right to receive all amounts not collected under each Substitute Lease prior to being substituted and any security deposits paid by the related Lessee to Transferor in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease), all Payaheads relating to payments on such Substitute Leases due or becoming due after the effective date of such substitution and all other related assets referred to in Section 2.1.

         SECTION 5.5. Procedure for Substitution. (a) By 11:00 a.m. on the third Business Day following each Determination Date, Transferor shall give written notice to Servicer of any substitution of Substitute Leases for Predecessor Leases. By 11:00 a.m. on the fourth Business Day following each Payment Date, Transferor shall deliver to Servicer and Indenture Trustee and, to the extent not included in the Monthly Servicer Report, Indenture Trustee shall promptly deliver to each Rating Agency (i) a supplement to
Schedule 1 setting forth the information shown thereon for each such Substitute Lease, (ii) an Officer's Certificate (A) certifying that each such Substitute Lease is an Eligible Lease, (B) specifying each Predecessor Lease for which a substitution has been made and the amount of each periodic Lease Payment and the Booked Residual Value under each such Predecessor Lease and the amount of each periodic Lease Payment and the Booked Residual Value under each Substitute Lease being transferred thereby and (C) that all conditions precedent to such substitution have been satisfied and (iii) such additional information concerning such Substitute Leases or Predecessor Leases as may be needed for Servicer to prepare its monthly reports pursuant to Section 4.8 and to otherwise carry out its duties as Servicer hereunder.

         (b) Subject to the provisions of Section 5.6, the delivery of any Officer's Certificate and supplement to Schedule 1 pursuant to Section 5.4(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Due Period (i) Transferor assigned to Issuer pursuant to Section 2.1 all of Transferor's right title and interest in and to the Substitute Leases identified in such supplement and the related rights described in Section 2.1, (ii) Transferor transferred to Issuer, all of Transferor's right, title and interest in and to the Equipment subject to such Substitute Leases (to the extent of Transferor's interest in such Equipment, including Transferor's security interest in any Equipment which is not owned by Transferor), and (iii) Issuer assigned and transferred to Transferor, without representation or warranty, all of Issuer's right, title and interest in and to the Predecessor Leases identified in such Officer's Certificate and the Equipment subject thereto (to the extent of Issuer's interest in such Equipment, including Issuer's security interest in any Equipment which is not owned by Issuer). Transferor shall promptly deliver to Indenture Trustee (or a custodian on its behalf) the original executed counterpart of each Substitute Lease assigned to Issuer in accordance with Section 5.4 and Issuer shall promptly request Indenture Trustee to deliver to Transferor the original executed counterpart of each Predecessor Lease for which substitution has been made pursuant to Section 5.4.

         SECTION 5.6. Objection and Repurchase. If any holder of the Notes or the Certificates objects to any substitution of Leases within ten days of receipt of Servicer's monthly report providing notice thereof pursuant to Section 4.8, on the grounds either that any Substitute Lease is not an Eligible Lease within the meaning of the definition thereof or that such substitution is otherwise not permitted under the provisions of Section 5.4, Transferor shall be entitled to present such additional information as it deems appropriate in an effort to demonstrate that such Lease is an Eligible Lease and that such substitution is permitted under the provisions of Section 5.4. Following such presentation, the substitution shall remain effective if each Person originally objecting to the substitution withdraws his objection. If the conditions specified in the preceding sentence are not satisfied, or if at any time it is established that any lease was not, at the time of substitution, an Eligible Lease, then Transferor shall be required to repurchase such Lease in accordance with the provisions of
Section 5.2.

         SECTION 5.7. Transferor's and Servicer's Subsequent Obligations. Upon any substitution of Leases in accordance with the provisions of this
Article V, Transferor's and Servicer's obligations hereunder with respect to the related Predecessor Lease shall cease, but Transferor and Servicer shall each thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.


                                 ARTICLE VI
                       Distributions: Trust Accounts;
              Statements to Certificateholders and Noteholders


         SECTION 6.1. Establishment of Trust Accounts. (a)(i) Servicer, for the benefit of Noteholders and Certificateholders, shall establish and maintain in the name of Indenture Trustee an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Noteholders and Certificateholders.

                  (ii) Servicer, for the benefit of Noteholders, shall establish and maintain in the name of Indenture Trustee an Eligible Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Noteholders.

                  (iii) Servicer, for the benefit of Noteholders and Certificateholders, shall establish and maintain in the name of Indenture Trustee an Eligible Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Noteholders.

                  (iv) Servicer, for the benefit of Noteholders and Certificateholders, shall establish and maintain in the name of Indenture Trustee an Eligible Account (the "Residual Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Noteholders and Certificateholders.

         (b) Funds on deposit in the Collection Account, the Note Distribution Account, the Reserve Account and the Residual Account (collectively, the "Trust Accounts") shall be invested or reinvested by Indenture Trustee in Eligible Investments selected by and as directed in writing by Servicer
(which written direction may be in the form of standing instructions); provided, if no written direction is received by Indenture Trustee, such funds shall be invested in the investment described in clause (d) of the definition of Eligible Investments; provided further, it is understood and agreed that Indenture Trustee shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments (other than Investment Earnings attributable each day to amounts on deposit in the Collection Account representing security deposits of Lessees on deposit in the Collection Account ("Security Deposit Earnings")) shall be held by Indenture Trustee for the benefit of Noteholders and Certificateholders;

provided, that on each Transfer Date, all Investment Earnings (other than Security Deposit Earnings) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for the related Due Period and all Security Deposit Earnings shall be paid to ILC. Funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Payment Date. Funds deposited in a Trust Account on the Transfer Date that precedes a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Trust Accounts shall be deposited by Indenture Trustee in such account immediately upon receipt.

         (c)(i) Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of Indenture Trustee for the benefit of Noteholders and Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Account, Indenture Trustee (or Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments held in the no-longer Eligible Account to such new Trust Account.

                  (ii) With respect to the Trust Account Property, Indenture Trustee agrees, by its acceptance hereof, that:

                           (A) any Trust Account Property that is held in
                  deposit accounts shall be held solely in Eligible Accounts, subject to the last sentence of Section 6.1(c)(i); and each such Eligible Account shall be subject to the exclusive custody and control of Indenture Trustee, and Indenture Trustee shall have sole signature authority with respect thereto;

                           (B) any Trust Account Property that constitutes
                  a Certificated Security shall be delivered to Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee;

                           (C) any such Trust Account Property that
                  constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security) shall be delivered to Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) ownership of such security; and

                           (D) with respect to any Trust Account Property
                  that constitutes a Federal Book Entry Security, Indenture Trustee shall maintain and obtain Control over such property.

                  (iii) Servicer shall have the power, revocable by Indenture Trustee or by Trustee, with the consent of Indenture Trustee, to instruct Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting Servicer or Trustee to carry out its respective duties hereunder or permitting Indenture Trustee to carry out its duties under the Indenture.

         (d) All Trust Accounts will initially be established at Indenture Trustee.

         SECTION 6.2. Collections. (a) On or before the Closing Date, Servicer shall designate an address for the receipt directly from Lessees of all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease. Servicer shall, on each Required Deposit Date, deposit any payment in the Collection Account. All Lease Payments, Casualty Payments, Termination Payments and other payments relating to a Lease received at such designated address and so deposited in the Collection Account shall constitute part of the Trust Estate. Any Other Lease Payments from time to time received at such designated address or otherwise received by Servicer or deposited in the Collection Account shall not constitute part of Trust Estate.

         (b) Indenture Trustee shall from time to time, in accordance with instructions of Servicer withdraw from the Collection Account and pay as instructed by Servicer any amounts in the Collection Account which Servicer advises Indenture Trustee are Other Lease Payments or otherwise not part of the Trust Estate. Prior to such payment, Indenture Trustee shall have rights to and an interest in such amounts to the extent (but only to the extent) it is determined that such amounts actually constitute Transaction Payment Amounts.

         (c) Not later than the Required Deposit Date, Servicer shall deposit the following funds, as received, into the Collection Account:

                  (i)  Lease Payments (net of any Third Party Amounts);

                  (ii)  Residual Realizations up to the Residual Amount Cap;

                  (iii) recoveries from Non-Performing Leases (net of amounts retained by Servicer in accordance with the Pooling and Servicing Agreement);

                  (iv) proceeds from repurchases by Transferor or Servicer of Leases if Transferor has not substituted Substitute Leases for such Leases;

                  (v) proceeds from investment of funds in the Trust Accounts (other than Security Deposit Earnings);

                  (vi)  Casualty Payments;

                  (vii)  Servicer Advances;

                  (viii)  Termination Payments; and

                  (ix) payments from Servicer to effect a redemption pursuant to Section 2.1(b) of the Indenture.

         SECTION 6.3. Distributions. (a) On each Determination Date, Servicer shall calculate all amounts required to determine the amounts to be deposited in the Note Distribution Account, the Certificate Distribution Account, the Reserve Account and the Residual Account.

         (b) On each Payment Date other than a Payment Date referred to in paragraph (c), Servicer shall instruct Indenture Trustee (based on the information contained in the Servicer's Report related to such Payment Date delivered pursuant to Section 4.8(b)) to make the following deposits and distributions for receipt by Servicer or deposit into the applicable Trust Account or Certificate Distribution Account, as applicable, by 10:00 a.m. (New York time), to the extent of the Available Funds on deposit in the Collection Account, in the following order of priority:

                  (i) to Servicer, the Servicing Fee and all unpaid Servicing Fees owed to such Servicer from prior Due Periods;

                  (ii) to Servicer, to reimburse unreimbursed Servicer Advances in respect of a prior Payment Date;

                  (iii) to the Note Distribution Account, concurrently: (A) to make Interest Payments on the Class A-1 Notes; (B) to make Interest Payments on the Class A-2 Notes; (C) to make Interest Payments on the Class A-3 Notes; and (D) to make Interest Payments on the Class A-4 Notes;

                  (iv) to the Note Distribution Account, to make Interest Payments on the Class B Notes;

                  (v) to the Certificate Distribution Account, to make Interest Payments on the Certificates;

                  (vi) to the Note Distribution Account, to make the Class A Principal Payment (i) to the Class A-1 Noteholders only, until the Outstanding Principal Amount of the Class A-1 Notes is reduced to zero, then (ii) to the Class A-2 Noteholders only, until the Outstanding Principal Amount of the Class A-2 Notes is reduced to zero, then (iii) to the Class A-3 Noteholders only, until the Outstanding Principal Amount of the Class A-3 Notes is reduced to zero; then (iv) to the Class A-4 Noteholders only, until the Outstanding Principal Amount of the Class A-4 Notes is reduced to zero;

                  (vii) to the Note Distribution Account, to pay the Class B Principal Payment to the Class B Noteholders;

                  (viii) to the Certificate Distribution Account, to pay the Certificate Principal Payment to Certificateholders;

                  (ix) to the Note Distribution Account, to pay the Additional Principal, if any, as an additional reduction of principal, first to the Class A Noteholders receiving the Class A Principal Payment as provided in clause (vi) until the Outstanding Principal Amount of the Class A Notes has been reduced to zero, second to the Class B Noteholders as an additional reduction of principal until the Outstanding Principal Amount of the Class B Notes has been reduced to zero and, thereafter to the Certificate Distribution Account, until the Certificate Balance been reduced to zero;

                  (x) to make a deposit into the Reserve Account in an amount equal to the excess of the Required Reserve Amount over the Available Reserve Amount;

                  (xi) during such time as a Residual Event has occurred and is continuing, to make a deposit into the Residual Account in an amount equal to the balance of the remaining Residual Realizations on deposit in the Collection Account and included in Available Funds up to the Residual Amount Cap after giving effect to the allocations in clauses (i) through (x) above on such Payment Date; and

                  (xii) to Transferor, the balance, if any.

         Notwithstanding the foregoing, Indenture Trustee shall retain in the Collection Account an amount equal to all Payaheads (except as contemplated by Section 6.6), and all Casualty Payments and Termination Payments received by Indenture Trustee after the Record Date for such Payment Date and shall not distribute any such amounts on such Payment Date. Additionally, Indenture Trustee shall, prior to remitting amounts to Servicer pursuant to clause (b)(i) or (c)(ii) or (v), pay over to itself (from amounts allocated pursuant to such clauses, as applicable) all Indenture Trustee fees and expenses then due and owing to Indenture Trustee pursuant to the Basic Documents. If at any time any amount or portion thereof previously distributed pursuant to this Section 5.5(a) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 5.5(a) such amount or portion thereof shall be deemed to have not been previously so distributed.

         (c) On any Payment Date on and after the occurrence and continuation of an Event of Default and acceleration of the Notes, Servicer shall instruct Indenture Trustee (based on the information contained in the Servicer's Report related to such Payment Date delivered pursuant to
Section 4.8) to make the following deposits and distributions for receipt by Servicer or other applicable Persons or deposit into the Trust Accounts or Certificate Distribution Account, as applicable, by 10:00 a.m. (New York time), to the extent of the Available Funds on deposit in the Collection Account, in the following order of priority:

                  (i) to the appropriate Person, for the payment of all costs and expenses of collection incurred by Indenture Trustee and the Noteholders (including the reasonable fees and expenses of any counsel to Indenture Trustee and the Noteholders);

                  (ii) to Servicer, if the person then acting as Servicer under the Pooling and Servicing Agreement is not ILC or an Affiliate of ILC, for the payment of all Servicer's Fees then due to such person;

                  (iii) to the Note Distribution Account or Certificate Distribution Account, as applicable; first, pro-rata to the payment of all accrued and unpaid interest on the Outstanding Class A-1 Principal Amount, Outstanding Class A-2 Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate, Class A-3 Note Interest Rate and Class A-4 Note Interest Rate, respectively, second, to the payment of all accrued and unpaid interest on the Outstanding Class B

         Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class B Note Interest Rate, third, to the payment of all accrued and unpaid interest on the Certificate Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Certificate Rate, fourth, to the payment of the Outstanding Class A-1 Principal Amount, fifth, pro rata to the payment of the Outstanding Class A-2 Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount sixth, to the payment of the Outstanding Class B Principal Amount and seventh, to the payment of the Certificate Balance; provided, that the Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Noteholder;

                  (iv) to Indenture Trustee, for the payment of amounts then due Indenture Trustee hereunder and the Trustee under the Trust Agreement;

                  (v) to Servicer, if the person then acting as Servicer is ILC or an Affiliate of ILC, to the payment of all Servicer's Fees then due to such Person; and

                  (vi) to the payment of the remainder, if any, to Transferor or any other Person legally entitled thereto.

         (d) The total amount of Residual Realizations which are required to be deposited into the Collection Account on any day, is an amount up to the Available Residual Amount on such date.

         SECTION 6.4. The Reserve Account and the Residual Account. (a) On each Payment Date, Servicer shall instruct Indenture Trustee to transfer
(i) to the Reserve Account from the Collection Account such amounts as shall be required by Section 6.3(b)(x) and (ii) to the Residual Account from the Collection Account such amounts as shall be required by Section 6.3(b)(xi).

         (b) If by 12:00 noon, New York City time, on the third Business Day preceding any Payment Date, the amount of collected funds on deposit in the Collection Account available for distribution under Section 6.3 is insufficient to permit on such Payment Date all distributions required by Sections 6.3(b)(i) through 6.3(b)(ix) or Section 6.3(c)(iii) (such payments, the "Required Payments" and such shortfall, an "Available Funds Shortfall"), then, to the extent of the Available

Reserve Amount on deposit in the Reserve Account, Servicer shall instruct Indenture Trustee to transfer, not later than the end of such Business Day, from the Reserve Account to the Collection Account such amount as shall be necessary to make on such Payment Date all Required Payments. In addition, in the event that the Available Funds Shortfall is greater than the Available Reserve Amount, then, Indenture Trustee shall transfer, not later than the end of such Business Day, from the Residual Account to the Collection Account, an amount equal to the lesser of (i) the remaining Available Funds Shortfall and (ii) the amount, if any, on deposit in the Residual Account and available therefore.

         (c) If after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, Servicer shall instruct Indenture Trustee to transfer, not later than the end of business on such Payment Date, an amount equal to such excess to Transferor.

         (d) If there are funds on deposit in the Residual Account, Servicer shall instruct Indenture Trustee to transfer, not later than the close of Business on such Payment Date after making required withdrawals, if any, on such Payment Date pursuant to Section 6.3(b) or (c), an amount equal to the amount on deposit in the Residual Account to the Reserve Account to the extent that the amount on deposit in the Reserve Account is less than the Required Reserve Amount and thereafter, to Transferor. Funds on deposit in the Residual Account shall only be available for allocation pursuant to Section 6.3(b) or (c) during such time as a Residual Event has occurred and is continuing.

         (e) Upon termination of this Indenture, any balance remaining in the Reserve Account and the Residual Account, after all obligations to Noteholders and Certificateholders have been fully satisfied, shall be paid to reimburse Indenture Trustee for any amounts owing to it arising from the performance of its obligations under the Indenture and, then, to Transferor.

         SECTION 6.5. Payaheads. Payaheads received with respect to any Lease shall be retained in the Collection Account until: (i) with respect to each Lease for which the payments made by or on behalf of the Lessee for the related Due Period are less than the scheduled payment for the related Due Period, the amount of prior Payaheads, if any, made with respect to such Lease which, when added to the amount of such payments, is equal to the amount of such scheduled payment, shall be treated as a part of such scheduled payment; and (ii) with respect to each Lease for which prepayments insufficient to prepay the Lease in full have been made by or on behalf of the Lessee for the related Due Period, the amount of prior Payaheads, if any, made with respect to such Lease which, when added to the amount of such prepayments, is equal to an amount sufficient to prepay such Lease in full, shall be treated as part of the Termination Payment for such Lease; and (iii) the amount of all Payaheads, if any, made with respect to any Lease repurchased by Transferor shall be returned to Transferor after such repurchase.

         SECTION 6.6. Net Deposits. As an administrative convenience, unless Servicer is required to remit collections daily, Servicer will be permitted to make the deposit of collections net of distributions, if any, to be made to Servicer with respect to any Due Period. Servicer, however, will account to Trustee, Indenture Trustee, Noteholders and Certificateholders as if all deposits, distributions and transfers were made individually.


                                ARTICLE VII
                                 Transferor


         SECTION 7.1. Representations of Transferor. Transferor makes the following representations on which Issuer is deemed to have relied in acquiring the Leases. The representations speak as of the execution and delivery of this Agreement and shall survive the transfer of the Leases to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. Transferor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the Trust Estate or the business or condition (financial or otherwise) of Transferor or impair the enforceability of any Lease), and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own and transfer the Leases.

                  (b) Due Qualification. Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications (except where the failure to have such licenses and permits would not have a material adverse effect on the Trust Estate or the business or condition (financial or otherwise) of Transferor or impair the enforceability of any Lease).

                  (c) Power and Authority. Transferor has the power and authority to execute and deliver this Agreement and to carry out its terms; Transferor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with Issuer and has duly authorized such transfer and assignment to Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by Transferor by all necessary corporate action.

                  (d) Binding Obligation. This Agreement and each other Basic Document to which Transferor is a party constitute a legal, valid and binding obligation of Transferor enforceable in accordance with their terms.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which Transferor is a party and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of Transferor, or any indenture, agreement or other instrument to which Transferor is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Liens contemplated by Basic Documents); or violate any law or any order, rule or regulation applicable to Transferor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Transferor or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to Transferor's best knowledge (after due inquiry), threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Transferor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents,
         (iii) seeking any determination or ruling that involve the possibility of materially and adversely affecting the performance by Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) that might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

         SECTION 7.2. Corporate Existence. (a) During the term of this Agreement, Transferor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this

Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

         (b) During the term of this Agreement, Transferor shall observe the applicable legal requirements for the recognition of Transferor as a legal entity separate and apart from ILC and its other Affiliates, including as follows:

                  (i) Transferor shall maintain corporate records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in this Agreement and similar arrangements relating to other securitizations, Transferor shall not commingle its assets and funds with those of its Affiliates;

                  (iii) Transferor shall hold such appropriate meetings or obtain such appropriate consents of its Board of Directors as are necessary to authorize all Transferor's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Transferor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                  (iv) Transferor shall at all times hold itself out to the public under Transferor's own name as a legal entity separate and distinct from its Affiliates; and

                  (v) all transactions and dealings between Transferor and its Affiliates will be conducted on an arm's-length basis.

     SECTION 7.3. Liability of Transferor; Indemnities. (a) Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Transferor under this Agreement.

         (b) Transferor shall indemnify, defend and hold harmless Issuer, Trustee and Indenture Trustee (and their officers, directors, employees and agents) from and against any taxes that may at any time be asserted against any of them with respect to the transfer of the Leases to Issuer or the issuance and original sale of the Certificates and the Notes, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of Issuer, not including any taxes asserted with respect to ownership of the Leases or Federal or other income taxes arising out of the transactions contemplated by this Agreement) and costs and expenses in defending against the same.

         (c) Transferor shall indemnify, defend and hold harmless Issuer, Trustee and Indenture Trustee (and their officers, directors, employees and agents) from and against any loss, liability or expense (including costs of defense and legal fees and expenses) incurred or suffered by reason of: (i) Transferor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) Transferor's or Issuer's violation of Federal or State securities laws in connection with the offering and sale of the Notes and the Certificates.

         Indemnification under this Section shall survive the resignation or removal of Trustee or Indenture Trustee or the termination of this Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If Transferor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Transferor, without interest.

         SECTION 7.4. Merger or Consolidation of, or Assumption of the Obligations of, Transferor. Any Person: (a) into which Transferor may be merged or consolidated, (b) that may result from any merger or consolidation to which Transferor shall be a party or (c) that may succeed to the properties and assets of Transferor substantially as a whole, which Person (in any of the foregoing cases) executes an agreement of assumption to perform every obligation of Transferor under this Agreement (or is deemed by law to have assumed such obligations), shall be the successor to Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, that: (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 shall have been breached and no Servicer Event of Default, and no event that, after notice or lapse of time, or both, would become a Servicer Event of Default shall have occurred and be continuing, (ii) Transferor shall have delivered to Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) Transferor shall have delivered to Trustee and Indenture Trustee an Opinion of Counsel either: (A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Trustee and Indenture Trustee, respectively, in the Leases and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) shall be conditions to the consummation of the transactions referred to in clauses
(a), (b) or (c).

         SECTION 7.5. Limitation on Liability of Transferor and Others. Transferor and any director, officer, employee or agent of Transferor may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 7.6. Transferor May Own Certificates or Notes. Transferor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Notes with the same rights as it would have if it were not Transferor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

         SECTION 7.7. Lessees. Issuer acknowledges and agrees that so long as no default shall have occurred under any Lease that (a) the related Lessee shall not be named as a defendant, in any foreclosure or other proceeding which may be instituted by Issuer relating to such Lease or related Equipment and (b) Issuer shall not interfere with the right of the related Lessee to have quiet and peaceful use of the related Equipment during the term of the Lease.

                                ARTICLE VIII
                                  Servicer


         SECTION 8.1. Representations of Servicer. Servicer makes the following representations on which Issuer is deemed to have relied in acquiring the Leases. The representations speak as of the execution and delivery of the Agreement and as of the Closing Date, in the case of the Leases, and as of the applicable effective date of any substitution, in the case of the Substitute Leases, and shall survive the transfer of the Leases to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. Servicer is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Leases and to hold the Lease Files as custodian.

                  (b) Due Qualification. Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Leases as required by this Agreement) shall require such qualifications.

                  (c) Power and Authority. Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by Servicer by all necessary corporate action.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Servicer enforceable against Servicer in accordance with its terms.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of Servicer, or any indenture, agreement or other instrument to which Servicer is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of Servicer's knowledge, any order, rule or regulation applicable to Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Servicer or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending, or, to Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) relating to Servicer and that might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

                  (g) No Insolvent Lessees. As of the Cut-Off Date, no Lessee is shown on the Lease Files as the subject of a bankruptcy proceeding and, as of the effective date of any substitution of a Substitute Lease, the related Lessee is not the subject of a bankruptcy proceeding.

     SECTION 8.2. Indemnities of Servicer. Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Servicer under this Agreement.

                  (a) Servicer shall defend, indemnify and hold harmless Issuer, Trustee, Indenture Trustee, Noteholders, Certificateholders and Transferor (and any of their officers, directors, employees and agents) from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from:

                          (i) the use, ownership or operation by Servicer
                  or any Affiliate thereof of any of the Equipment;

                           (ii) any taxes that may at any time be asserted
                  against any such Person with respect to the transactions contemplated herein, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of Issuer, not including any taxes (other than any Ohio taxes on pass-through entities or on investors in such pass through entities) asserted with respect to, and as of the date of, the transfer of the Leases to Issuer or the issuance and original sale of the Certificates, the Notes, or asserted with respect to ownership of the Leases, or Federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same; and

                           (iii) the negligence, willful misfeasance or bad
                  faith of Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (b) Servicer shall indemnify, defend and hold harmless Trustee and Indenture Trustee (and their respective officers, directors, employees and agents) from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of Trustee, in the Trust Agreement contained, and, in the case of Indenture Trustee, in the Indenture contained, except to the extent that such cost, expense, loss, claim, damage or liability:

                           (i) shall be due to the willful misfeasance, bad
                  faith or negligence (except for errors in judgment) of Trustee or Indenture Trustee as applicable; or

                           (ii) shall arise from the breach by Trustee of
                  any of its representations or warranties set forth in
                  Section 7.3 of the Trust Agreement.

                  (c) Servicer shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate.

                  (d) Servicer shall pay Indenture Trustee and Trustee from time to time reasonable compensation for all services rendered by Indenture Trustee under the Indenture or by Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

                  (e) Servicer shall, except as otherwise expressly provided in the Indenture or the Trust Agreement, reimburse either Indenture Trustee or Trustee, respectively, upon its request for all reasonable expenses, disbursements and advances incurred or made in accordance with the Indenture or the Trust Agreement, respectively, (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to Indenture Trustee's or Trustee's, respectively negligence, bad faith or willful misfeasance.

                  (f) The successor Servicer, if Norwest Bank Minnesota, National Association, its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to pay any taxes required to be paid by the Servicer, (iii) no obligation to pay any of the fees and expenses of any other party involved in this transaction other than out of the Servicing Fee paid to it in its capacity as successor Servicer and (iv) no liability or obligation with respect to any Servicer indemnification obligations of the Servicer other than those set forth in subsection (a)(iii).

         For purposes of this Section, in the event of the termination of the rights and obligations of Servicer pursuant to Section 9.1, or a resignation by Servicer pursuant to this Agreement, Servicer shall be deemed to be Servicer pending appointment of a successor Servicer pursuant to Section 9.2.

         Indemnification under this Section shall survive the resignation or removal of Trustee or Indenture Trustee or the termination of this Agreement, the Trust Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to Servicer, without interest.

         SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person: (a) into which Servicer may be merged or consolidated, (b) that may result from any merger or consolidation to which Servicer shall be a party, or (c) that may succeed to the properties and assets of Servicer substantially as a whole, which Person (in any of the foregoing circumstances) executes an agreement of assumption to perform every obligation of Servicer hereunder (or is deemed by law to have assumed such obligations), shall be the successor to Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, that: (i) immediately after giving effect to such transaction, no Servicer Event of Default, and no event that, after notice or lapse of time, or both, would become a Servicer Event of Default shall have occurred and be continuing, (ii) Servicer shall have delivered to Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agencies shall have received at least ten days' prior written notice of such transaction and (iv) Servicer shall have delivered to Trustee and Indenture Trustee an Opinion of Counsel either:
(A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Trustee and Indenture Trustee, respectively, in the Leases and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii),
(iii) and (iv) shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c).

         SECTION 8.4. Limitation on Liability of Servicer and Others. Neither Servicer nor any of the directors, officers, employees or agents of Servicer shall be under any liability to Issuer, Noteholders or Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement with respect to any Lease (including any Non-Performing Lease) or the Equipment subject thereto; provided, that this provision shall not protect Servicer or any such Person against any breach of warranties, representations or covenants made by Servicer herein or in any certificate delivered in conjunction with the sale of the Notes or for any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement. Servicer and any director, officer, employee or agent of Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         SECTION 8.5. ILC Not to Resign as Servicer. Subject to Section 8.3, ILC shall not resign from the obligations and duties imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination shall be communicated to Trustee and Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to Trustee and Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of ILC in accordance with Section 9.2.

         SECTION 8.6. Servicer to Act as Manager. In the event of the resignation or removal of Manager and the failure of a successor Manager to have been appointed and to have accepted such appointment as successor Manager, Servicer shall become the successor Manager and shall be bound by the terms of the Management Agreement.


                                 ARTICLE IX
                                  Default


         SECTION 9.1. Servicer Events of Default. The following events and conditions shall constitute a "Servicer Event of Default" hereunder:

                  (a) failure on the part of Servicer to deposit into the Collection Account or other applicable account within three Business Days following the receipt thereof any monies received by Servicer (including any Lease Payments and any Non-Performing Lease Payments) and required to be deposited hereunder;

                  (b) so long as ILC is Servicer hereunder, failure on the part of ILC to pay to Indenture Trustee on the date when due in accordance with the terms hereof, any payment required to be made by Transferor pursuant to Section 5.1.

                  (c) failure on the part of either Servicer or (so long as ILC is Servicer) ILC to observe or perform in any material respect any other of their respective covenants or agreements in this Agreement which failure continues unremedied for a period of 30 days after the earlier of (A) the date it first becomes known to any officer of Transferor or Servicer, as the case may be, and (B) the date on which written notice thereof requiring the same to be remedied shall have been given to Transferor or Servicer, as the case may be, by Indenture Trustee or Trustee, or to Transferor or Servicer, as the case may be, and Indenture Trustee by any Holder of the Notes or the Certificates;

                           (i) if any representation or warranty made by
                  Transferor in this Agreement or in any certificate or other writing delivered pursuant hereto or made by any successor Servicer in connection with such successor Servicer's assumption of the duties of Servicer shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, that the breach of any representation or warranty made by Transferor or Servicer in this Agreement will be deemed to be "material" only if it affects Noteholders or the Certificateholders, the enforceability of the Indenture or of the Notes or the enforceability of the Trust Agreement or the Certificates; and provided, further, that a material breach of any representation or warranty made by Transferor in this Agreement with respect to any of the Leases or the Equipment subject thereto will not constitute a Servicer Event of Default if Transferor repurchases such Lease and Equipment in accordance with this Agreement.

                           (ii) the entry by a court having jurisdiction in
                  the premises of (A) a decree or order for relief in respect of Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging Servicer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of Servicer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                           (iii) the commencement by Servicer of a
                  voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure by Servicer to pay its debts generally as they become due, or the taking of corporate action by Servicer in furtherance of any such action;

                           (iv) the failure of Servicer to make one or more
                  payments due with respect to aggregate recourse debt or other obligations exceeding $1,000,000, or the occurrence of any event or the existence of any condition, the effect of which event or condition is to cause (or permit one or more persons to cause) more than $1,000,000 of aggregate recourse debt or other obligations of Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment so long as such failure, event or condition shall be continuing and shall not have been waived by the Person or Persons entitled to performance; or

                           (v) a final judgment or judgments (or decrees or
                  orders) for the payment of money aggregating in excess of $1,000,000 and any one of such judgments (or decrees or orders) has remained unsatisfied and in effect for any period of 60 consecutive days without a stay of execution.

         SECTION 9.2. Termination. So long as a Servicer Event of Default shall be continuing, Indenture Trustee shall, upon the instructions of the Holders of Notes representing at least 662/3% of the Outstanding Principal Amount of the Notes (or, if no Notes are Outstanding, Holders of Certificates representing at least 662/3% of the Certificate Balance), by notice in writing to Servicer terminate all of the rights and obligations of Servicer under this Agreement. On the receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement to take any action with respect to any Lease or Equipment shall cease and the same shall pass to and be vested in Indenture Trustee pursuant to and under this Section and the

Indenture; and, Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, any and all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and assignment of any Lease and the related Equipment, or otherwise.

         SECTION 9.3. Trustee to Act; Appointment of Successor. On and after the time Servicer receives a notice of termination pursuant to
Section 9.2, Indenture Trustee, subject to the terms of Section 5.2 of the Indenture, shall be the successor in all respects to Servicer in its capacity as servicer of the Leases under this Agreement and, to such extent, shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions hereof and shall be entitled to receive the Servicing Fee and other amounts payable pursuant to Section 4.6; provided that Indenture Trustee shall in no way be responsible or liable for any action or actions of Servicer before the time Servicer receives such a notice of termination.

                  (a) Notwithstanding the above, Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, give notice of such fact to each Holder of the Notes and (i) appoint an established institution satisfactory to the Holders of Notes evidencing at least 662/3% of the Outstanding Principal Amount of the Notes (or, if no Notes are Outstanding, Holders of Certificates representing at least 662/3% of the Certificate Balance) as the successor to Servicer hereunder to assume all of the rights and obligations of Servicer hereunder, including Servicer's right hereunder to receive the Servicing Fee and Supplemental Servicing Fee or (ii) if no such institution satisfactory to the Holders of Notes evidencing at least 662/3% of the Outstanding Principal Amount of the Notes (or, if no Notes are Outstanding, Holders of Certificates representing at least 662/3% of the Certificate Balance) is so appointed within 60 days following the giving of such notice, appoint a bank or other established institution, which has experience in servicing lease contracts and equipment similar to the Leases and Equipment and as to which the Rating Agency Condition has been satisfied with respect to the appointment of such Person as the successor to Servicer, or (iii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as Servicer hereunder. Pending appointment of a successor to Servicer hereunder, Indenture Trustee shall act in such capacity as provided in this Agreement. In connection with such appointment and assumption, Indenture Trustee shall cause such successor to Servicer to enter into a servicing agreement substantially in the form of this Agreement except that such agreement shall not include any of Transferor's representations, warranties or obligations and Indenture Trustee may make arrangements for the compensation of such successor out of payments on Leases as it and such successor shall agree; provided, that no such compensation shall be in excess of that provided for a successor to Servicer in
         Section 4.6.

         SECTION 9.4. Servicer to Cooperate. Servicer hereby agrees to cooperate with Indenture Trustee or any successor to Servicer appointed in accordance with Section 9.3, as applicable, in effecting the termination and transfer of the responsibilities and rights of Servicer hereunder to Indenture Trustee or any successor to Servicer, including the execution and delivery of assignments of Financing Statements, and the transfer to Indenture Trustee or the successor to Servicer for administration by it of all cash amounts which shall at the time be held by Servicer or thereafter received with respect to the Leases. Servicer hereby agrees to transfer to any successor to Servicer its electronic records and all other records, correspondence and documents relating to the Leases and Equipment in the manner and at such times as the successor to Servicer shall reasonably request. Servicer hereby designates Indenture Trustee and any successor to Servicer its agent and attorney-in-fact to execute transfers of Financing Statements (including any and all Financing Statements naming an individual Lessee as debtor and Servicer as secured party) and any other filings or instruments which may be necessary or advisable to effect such transfer of Servicer's responsibilities and rights hereunder.

         SECTION 9.5. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, Servicer pursuant to this Article IX, Trustee shall give prompt written notice thereof to Certificateholders and Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

         SECTION 9.6. Waiver of Past Defaults. Holders of Notes evidencing at least 662/3% of the Outstanding Principal Amount of the Notes (or the Holders of Certificates evidencing not less than a majority of the Certificate Balance, in the case of any default that does not adversely affect Indenture Trustee or Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                 ARTICLE X
                                Termination


         SECTION 10.1. Optional Purchase of All Leases. (a) As of any Payment Date as of which the Discounted Present Value of the Performing Leases (after giving effect to all Principal Payments on such Payment Date) is less than or equal to 5% of the Discounted Present Value of Performing Leases as of the Cut-Off Date, Servicer shall have the option to purchase all of the Trust Estate, other than the Trust Accounts, if after giving effect to all payments required to be made on such Payment Date, the Notes and Certificates shall have been paid in full. To exercise such option, Servicer shall deposit, pursuant to Section 6.2, into the Collection Account an amount equal to the aggregate Lease Repurchase Amount for the Leases, and shall succeed to all interests in, to and under the Trust Estate, other than the Trust Accounts.

         (b) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, Certificateholders will succeed to the rights of Noteholders hereunder and Trustee will succeed to the rights of, and assume the obligations of, Indenture Trustee pursuant to this Agreement.


                                 ARTICLE XI
                          Miscellaneous Provisions


         SECTION 11.1. Amendment. The Agreement may be amended from time to time by a written amendment duly executed and delivered by Transferor, Servicer and Issuer, with the written consent of Indenture Trustee, but without the consent of any of Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by Transferor, Servicer and Issuer, with the written consent of Indenture Trustee and Trustee, but without the consent of any of Noteholders or Certificateholders, to: (x) replace the Reserve Account with another form of credit enhancement as long as such substitution will not result in a reduction or withdrawal of the rating of any Class of the Notes or the Certificates or (y) add credit enhancement for the benefit of any Class of the Notes or the Certificates.

         This Agreement may also be amended from time to time by Transferor, Servicer and Issuer, with the written consent of (a) Indenture Trustee, (b) Holders of Notes evidencing not less than 662/3% of the Outstanding Principal Amount of the Notes, and (c) the Holders of Certificates evidencing not less than 662/3% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided, that no such amendment shall: (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Leases or distributions that shall be required to be made for the benefit of Noteholders or Certificateholders or (b) reduce the aforesaid percentage of the Notes and the Certificates that are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, 10 days prior thereto), Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, Trustee and Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery by Trustee and Indenture Trustee have been satisfied. Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. Security for Obligations. As security for the full and timely performance by Transferor of each of its obligations hereunder, Transferor hereby pledges and grants to Issuer (as a precaution in the event that, contrary to the intent of the parties to the transactions contemplated hereby, it is contended that Transferor has any continuing interest in any Lease or item of Equipment) a first priority Lien on and security interest in all right, title and interest of Transferor now or hereafter acquired in and to each Lease (including the right to receive all payments due or to become due thereunder), each item of Equipment and each other Transferred Asset at any time subject to this Agreement. The foregoing security interest is granted upon and is subject to the same terms and provisions as are set forth in the Indenture and shall continue in full force and effect until the same is discharged in accordance with the terms therein, notwithstanding any waiver or modification of any of the terms hereof or thereof or of any of the Notes, whether with or without the consent of Transferor.

         SECTION 11.3. Further Assurances; Financing Statements. Transferor agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that Issuer or Indenture Trustee may request to perfect and protect the assignments and ownership and security interests granted or purported to be granted herein or therein with respect to the Leases and other Transferred Assets or to enable Issuer or Indenture Trustee to exercise and enforce its rights and remedies under this Agreement and the Indenture with respect to any Leases and other Transferred Assets. Without limiting the generality of the foregoing, Transferor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that Issuer or Indenture Trustee may request to protect and preserve the assignments and ownership and security interests granted by this Agreement with respect to the Leases.

         SECTION 11.4. Registration. Transferor shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

         SECTION 11.5. Notices. All demands, notices, directions, instructions and communications upon or to Transferor, Servicer, Issuer, Trustee, Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt: (a) in the case of Transferor, to Provident Lease Receivables Corporation, c/o The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, Attention of: Treasury Services Department, (facsimile (513) 579-2233), (b) in the case of Servicer, to Information Leasing Corporation, c/o The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202,
Attention: Treasury Services Department, (facsimile (513) 579-2233), (c) in the case of Issuer or Trustee, at its Corporate Trust Office, (d) in the case of Indenture Trustee, at its Corporate Trust Office, (e) in the case of each of the Rating Agencies: to Fitch IBCA, Inc., 1 State Street Plaza, New York, New York 10004 Attn: Surveillance (Number for telecopy: (212) 514-9879) and to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department (facsimile:
(212) 553-4948); or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 11.6. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.8 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of Servicer, this Agreement may not be assigned by Transferor or Servicer, without the prior written consent of Issuer and Indenture Trustee (acting upon the instructions of Holders of at least 662/3% of the Outstanding Principal Amount of the Notes.

         SECTION 11.7. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of Transferor, Servicer, Issuer, Trustee, Certificateholders, Indenture Trustee and Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.9. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.12. Assignment to Indenture Trustee. Transferor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by Issuer to Indenture Trustee pursuant to the Indenture for the benefit of Noteholders of all right, title and interest of Issuer in, to and under the Leases and/or the assignment of any or all of Issuer's rights and obligations hereunder to Indenture Trustee.

           SECTION 11.13. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, Servicer and Transferor shall not, prior to the date that is one year and one day after the termination of this Agreement, with respect to

Issuer, acquiesce, petition or otherwise invoke or cause Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Issuer. The foregoing shall not limit the right of Servicer and Transferor to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against Issuer by any Person other than Servicer or Transferor.

         (b) Notwithstanding any prior termination of this Agreement, Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement, with respect to Transferor, acquiesce, petition or otherwise invoke or cause Transferor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Transferor. The foregoing shall not limit the right of Servicer to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against Transferor by any Person other than Servicer.

         SECTION 11.14. Limitation of Liability of Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by First Union Trust Company, National Association, not in its individual capacity but solely in its capacity as Trustee of Issuer, and in no event shall First Union Trust Company, National Association, in its individual capacity or, except as expressly provided in the Trust Agreement, any beneficial owner of Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee, and in no event shall Norwest Bank Minnesota, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                 PROVIDENT EQUIPMENT LEASE TRUST 1998-A

                                 By:   FIRST UNION TRUST COMPANY,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity
                                       but solely as Trustee of the
                                       Provident Equipment Lease
                                       Trust 1998-A

                                       By: /s/ Doris J. Krick
                                       ----------------------------------------
                                       Name: Doris J. Krick
                                       Title: Vice President


                                 PROVIDENT LEASE RECEIVABLES
                                 CORPORATION,
                                  as Transferor

                                 By: /s/ John R. Farrenkopf
                                     ------------------------------------------
                                 Name:   John R. Farrenkopf
                                 Title:   Treasurer


                                 INFORMATION LEASING CORPORATION,
                                   as Servicer

                                 By: /s/ Vincent D. Rinaldi
                                     ------------------------------------------
                                 Name:   Vincent D. Rinaldi
                                 Title:   President


Acknowledged and Accepted:

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
  not in its individual capacity
  but solely as Indenture Trustee


By: /s/ Marianna C. Stershic
    -------------------------------------
   Name:   Marianna C. Stershic
   Title: Assistant Vice-President

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